NP STRATEGIC MUNICIPAL FUND

Supplement dated November 24, 2015 to the Prospectus dated January 9, 2015

On November 24, 2015, the Board of Trustees (“Board”) of ALTMFX Trust (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) of the NP Strategic Municipal Fund (the “Fund”), pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders. The Fund’s investment adviser (the “Adviser”) has recommended that the Board approve the Plan based on economic and other factors adversely affecting the ability of the Fund to conduct its business operations in an economically efficient manner, which include relatively low Fund assets and limited prospects to raise additional Fund assets. The Board concluded that it is in the best interest of the Fund and its shareholders to liquidate the Fund pursuant to the Plan.

In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund on or around November 24, 2015. The Fund has begun its process of winding up and liquidating its portfolio assets. As a result, the Fund is no longer pursuing its stated investment objective.

The Fund anticipates that it will complete the liquidation on or around the close of business on November 30, 2015 (the “Liquidation Date”). On the Liquidation Date, the Fund will make liquidating distributions to all remaining shareholders who have not previously redeemed their shares, equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder. Thereafter, the Fund will be terminated and dissolved.

If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

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For more information, please contact a Fund customer service representative toll free at (844) 218-5179

PLEASE RETAIN FOR FUTURE REFERENCE.